Introduction to MAM Software Group, Inc Michael G. Jamieson President & Chief Executive Officer Charles F. Trapp Executive Vice President & Chief Financial Officer March 2015 Driving Business Performance

Driving Business Performance Statements and/or figures included in this presentation that are not historical facts (including any statements or projection s c oncerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto ), are forward - looking statements. These statements can be identified by the use of forward - looking terminology including “forecast,” “ may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. These statements discuss future exp ect ations, contain projections of results of operations or of financial condition or state other “forward - looking” information. We and our representatives may from time to time make other oral or written statements that are also forward - looking statements. These forward - looking statements are made based upon management’s current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company’s future prospects and therefore involve a number of risks a nd uncertainties. MAM Software Group, Inc cautions that forward - looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward - looking statements. Because these forward - looking statements involve risks and uncertainties, actual results could differ materially from those expr essed or implied by these forward - looking statements for a number of important reasons. MAM Software Group, Inc. expressly disclaims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events , or otherwise. Safe harbor statement 2

Driving Business Performance MAM Software is a provider of cloud based and on - premise business solutions and services for the automotive aftermarket and other vertical markets Who are we? Investment highlights ▪ Founded in 1984 ▪ NASDAQ CM: MAMS ▪ TTM Total Revenue $ 31.8m (December 31, 2014) ▪ TTM Recurring Revenue 73.6% (December 31, 2014) ▪ US & UK operations ( 207 full time and 6 part time) ▪ 5,500+ customers $31.8m TTM TOTAL REVENUE 73.6% TTM RECURRING REVENUE 3

Driving Business Performance ▪ Dominant UK aftermarket position (70% Market share ) ▪ Industry leader with high barriers to entry: ▪ Proven technology ▪ Widespread market acceptance ▪ Mature relationships with leading groups ▪ Comprehensive product portfolio comprising modern complementary solutions ▪ Significant customer base with strong recurring revenues ▪ High levels of customer retention ▪ Growth opportunity in cloud solutions (SaaS, DaaS ) ▪ Expansion opportunities into international markets ▪ Exceptional staff with extensive knowledge and experience What are our strengths? 70 % CLOUD OPPORTUNITIES UK PENETRATION 4

# What do we do?



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MAM Software develops a range of business management, data and e-commerce solutions (SaaS, DaaS, iPaaS) that help companies conduct their business more efficiently, encourage customer loyalty and increase revenue

### Business Management Software

- Wholesale & retail sales
- Purchasing & inventory
- Warehouse management
- Integrated accounting
- Business intelligence & CRM

### e-Commerce Solutions

- B2B web portals
- B2C websites
  - Online Booking
  - Digital marketing
- Internet EDI

### Mobile Applications

- Vehicle health check
- Damage inspection
- Inventory control
- Reps module

### Data Products & Services

- Data as a Service (DaaS)
  - Allmakes auto parts catalog
  - Licence plate lookup

### Delivery

- Cloud
  - Hosted SaaS
  - Browser-based SaaS
- On-premise

Integration Platform as a Service (iPaaS)

MAM SOFTWARE

Driving Business Performance

Driving Business Performance ▪ UK and US automotive aftermarkets ( parts and accessories , tires) ▪ UK vertical markets (including builders merchants, electrical wholesalers, plumbers merchants and general wholesaling ) Who are our target markets ? MANUFACTURER MERCHANT ACCESSORY RETAILER AUTO SHOP (SIGLE SITE) AUTO REPAIR SHOP TIRE DEALER CONSUMER PARTS MANUFACTURER WAREHOUSE DISTRIBUTOR JOBBER Parts Verticals TIRE MANUFACTURER TIRE WHOLESALER Tire 6 ▪ MAM Solutions help to connect each link in the supply chain from the manufacturer to consumer

Driving Business Performance Who are our customers? 7 UK Parts UK Verticals US Auto Repair & Tire US Parts

Driving Business Performance Goodyear Strategic Agreement ▪ MAM Selected by Goodyear as Strategic IT Supplier ▪ MAM to provide next - generation Point - of - Sale (POS) System to replace existing Goodyear Business Management System (GBMS ) ▪ 620 corporate owned locations use GBMS ▪ 800 independently owned locations use GBMS ▪ 1 000 additional locations not using GMBS ▪ Long - term collaborative project ▪ New solution (VAST Online) to be built on existing MAM Autowork Online cloud POS platform “ Ultimately , MAM was selected because it best exhibited the ability to incorporate our current/future needs, and the infrastructure to be the long term system solution for Goodyear Retail and Goodyear dealers .” Chris Robinson, Director , Dealer Retail, Goodyear North America Enterprise wins 8

Driving Business Performance ALLDATA Strategic Agreement ▪ Successful launch of white - label MAM cloud shop management system (SMS) ▪ New customers are signing up each month ▪ ALLDATA is a leading provider of manufacturers’ automotive repair information and solutions, owned by AutoZone (NYSE: AZO) ▪ Current customer base of 80,000 automotive repair and collision shop subscribers ▪ Cloud platform simplifies deployment and management ▪ SMS will help shops enhance profitability and strengthen customer relationships “MAM Software is a major provider of shop management solutions and an excellent fit for ALLDATA.” Jeff Lagges , President, ALLDATA Enterprise wins 9

Driving Business Performance ▪ United Kingdom ▪ Continued growth in automotive sector – SaaS & DaaS solutions ▪ New products and services – mobile, big data, e - commerce ▪ Growth in the tire sector ▪ V ertical markets ▪ Acquisitions Growth o pportunities * Includes legacy software users ** Source = Experian B2B Prospector Sector Customers Addressable Total Market (Businesses) Avg. Annual SaaS Revenue per Business Avg. Annual DaaS Revenue per Business Potential Annual XaaS Market Value Auto Parts Stores – wholesale and retail 1,369 2,004 ** $10,000 $4,500 $29m Wholesale & Retail Tire Dealers 26 1,920 ** $6,000 $1,700 $15m Auto Repair Shops 2,766* 25,000 ** $1,186 n/a $30m Verticals (merchants) 71 2,348 ** $11,000 n/a $26m 10

# Growth opportunities

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- North America
  - Continued growth in parts distribution sector – SaaS & DaaS solutions
  - Increased penetration in tire sector – Selected by Goodyear as strategic IT supplier
  - Growth in auto repair shop sector – SaaS based shop management system (SMS) – ALLDATA launched white-label MAM cloud shop management system
  - Future expansion into vertical markets
  - Acquisitions

| Sector | Customers / Outlets | Addressable Total Market (Outlets) | Avg. Annual SaaS Revenue per Outlet | Avg. Annual DaaS Revenue per Outlet | Potential Annual XaaS Market Value |
|---|---|---|---|---|---|
| Warehouse Distributors & Auto Parts Stores | 127/618 | 16,900 * | $10,000 | $1,650 | $197m |
| Wholesale & Retail Tire Dealers | 160/461 | 19,700 * | $6,000 | $700 | $132m |
| Auto Repair Shops | 246/1496 | 78,500 * | $1,550 | $425 | $155m |

** Source = AAIA 2015 Factbook (2013 data)*
*Adjusted for large companies with internal developed systems*

MAM SOFTWARE

Driving Business Performance

Driving Business Performance S aaS progress KPIs 12 2 % CHURN RATE (CUSTOMER RELATIONSHIPS THAT MAM OWNS) +6.4% YEAR ON YEAR QUARTERLY INCREASE IN CUSTOMERS +73.4% YEAR ON YEAR QUARTERLY INCREASE IN REVENUE $ 6 MONTHS CUSTOMER ACQUISITION COSTS (CAC) RECOVERY PERIOD Software as a Service progress - Key Performance Indicators

Selected Financial Data Ticker Symbol MAMS (NASDAQ CM) 52 Week Range $4.81 - $6.68 Fiscal year end Jun - 30 Outstanding Shares as of December 31, 2014 14,280,694 Stock Option - Average Exercise Price $1.23 120,484 Fully Diluted Shares Outstanding as of December 31, 2014 14,401,178 Enterprise Value December 31 2014 Shares Outstanding (count) 14,280,694 Closing Price $5.58 Equity Value $79.686,000 Debt - Less Cash : (5,733,000) Enterprise Value $73.953,000m Rolling Twelve Month EBITDA $4,549,000 Driving Business Performance Financials 13

Driving Business Performance Financials Second Quarter Highlights 14 Q4 Financial Highlights Q2 2015 Q2 YoY Change Total Revenue $ 7,871,000 + 6.9 % Total Recurring Revenue $ 5,834,000 + 9.5% Total Software Support Revenue $2,276,000 - 6.8% Total XaaS Revenue $3,558,000 + 23.2% Total SaaS Revenue $ 1,173,000 + 73.5% Total DaaS Revenue $ 2,385,000 + 7.9% Total Earnings $ 925,000 +135.0%

Driving Business Performance Financials 15 61% $15,800 69% $17,900 70% $19,190 73% $22,380 74% $23,428 39% $9,900 31% $8,200 30% $8,276 27% $8,310 26% $8,420 $25,700 $26,100 $27,466 $30,690 $31,848 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2011 2012 2013 2014 2015 TTM Value (Thousands) MAM Software Group Revenue Recurring Revenue One Time Revenue

Driving Business Performance Financials 16 Recurring Software Support Revenue $9.61M 30% One Time Revenue $8.42M 27% SaaS $4.23M 13% DaaS $9.58M 30% Recurring Cloud Revenue $13.81M 43% 2015 TTM Software/System Revenue $4.14M 13% Professional Services Revenue $2.93M 9% Hardware Revenue $1.34M 4%

Statement of Operations For the Three Months Ended December 31, For the Six Months Ended December 31, 2014 2013 2014 2013 Revenue $7,871,000 $7,362,000 $16,078,000 $14,923,000 Cost of Revenues 3,209,000 3,263,000 6,514,000 6,472,000 Gross Margin 4,662,000 4,099,000 9,564,000 8,451,000 Operating Expenses 3,534,000 3,550,000 7,624,000 7,045,000 Operating Income 1,128,000 549,000 1,940,000 1,406,000 Other Income (expense) (4,000) (27,000) (5,000) (33,000) Income before Income Taxes 1,127,000 543,000 1,935,000 1,373,000 Provision for Income Taxes (202,000) (150,000) (401,000) (288,000) Net income $925,000 $393,000 $1,534,000 $1,085,000 Earnings per share - Basic $0.07 $0.03 $ 0.11 $ 0.08 Earnings per share – Diluted $0.07 $ 0.03 $ 0.11 $ 0.08 Driving Business Performance Financials 17

Calculation of Earnings Before Interest, Taxes, Depreciation and Amortization (Non - GAAP) (unaudited, includes non - cash compensation and change in fair value of derivative liabilities.) (in thousands) For the Three Months Ended December 31, For the Six Months Ended December 31, 2014 2013 2014 2013 Net Income (GAAP) $925 $393 $1,534 $1,085 Interest Expense 1 6 5 33 Taxes 202 150 401 288 Depreciation and Amortization 132 249 358 515 Non - cash Equity Compensation 157 149 349 328 Gain on Settlement of Liabilities - - - - One Time Expenses - - - 82 - - - - Adjusted EBITDA (Non - GAAP) $1,417 $947 $2,647 $2,331 Driving Business Performance Financials 18

Condensed Balance Sheet For the Period Ended December 31, June 30, June 30, June 30, 2014 2014 2013 2012 Assets Cash and Cash Equivalents $5,733,000 $7,008,000 $4,061,000 $3,628,000 Accounts Receivable 3,644,000 3,857,000 3,511,000 3,507,000 All Other Current Assets 1,458,000 1,716,000 2,175,000 1,315,000 12,449,000 12,581,000 9,747,000 8,450,000 Long - Term Assets 12,042,000 12,164,000 11,594,000 12,334,000 Total Assets $23,378,000 $24,745,000 $21,341,000 $20,784,000 Liabilities and Stockholders' Equity Total Current Liabilities $6,081,000 $6,982,000 $6,245,000 $6,776,000 Total Long - Term Liabilities 434,000 488,000 474,000 867,000 Total Liabilities 6,453,000 7,470,000 6,719,000 7,643,000 Total Stockholders' Equity 16,925,000 17,275,000 14,622,000 13,141,000 Total Liabilities and Stockholders' Equity $ 23,378,000 $24,745,000 $21,341,000 $20,784,000 Driving Business Performance Financials 19

Driving Business Performance Financial s 20 Balance Sheet Highlights December 31 2014 Cash and Investments $5,733,000 Total Current Assets $11,319,000 Total Current Liabilities $6,081,000 Working Capital $5,238,000 Working Capital Ratio 1.86:1 Debt $0 Shareholders' Equity $16,925,000 Shares Outstanding 14,280,694 Stock Price $5.58 Market Cap $79,686,000 Enterprise Value $73,953,000 Enterprise Value/TTM EBITDA 16.3 Enterprise Value/TTM Revenue 2.3

Driving Business Performance Financial model 21 2013 (ACTUAL) 2014 (ACTUAL) Future ($50M in Revenue) Future (2) ($100M in Revenue) Sales Level ($ millions) $27.5 $30.7 $50* $100** Gross Margin (% of sales) 58.5% 58.5% 62% 67% R&D (% of sales) 12.4% 12.2% 9.5% 8.2% SG&A ($ millions) $7.5 $9.5 $10.7 $19.6 EBITDA Margin (% of sales) 20.3% 13.8% 30% - 33% 38% - 40% Net Margin (% of sales) 10.9% 5.4% 20% - 23% 26% - 29% *Assuming revenue splits of approximately 36% SaaS, 24% DaaS , and 40% on premise - based sales. ** 44% SaaS, 21% DaaS , and 35% on premise - based sales and based on current visibility. Other internal assumptions also included in forward numbers

Driving Business Performance Financial model 22 41.5% 44.5% 37.8% 32.8% 12.4% 12.2% 9.5% 8.2% 30.9% 30.9% 21.3% 19.6% 18.8% 12.4% 31.4% 39.4% 2013A 2014A at $50M* at $100M** Margin profile as new model scales COGS R&D SG&A EBITDA Margin *Assuming revenue splits of approximately 36% SaaS, 24% DaaS , and 40% on premise - based sales. ** 44% SaaS, 21% DaaS , and 35% on premise - based sales and based on current visibility. Other internal assumptions also included in forward numbers

Driving Business Performance Investment Highlights ▪ Highly recurring revenue stream ▪ Exceptional customer retention rate ▪ Dominant UK Market Position ▪ Emerging vendor in an under - penetrated North American market evidenced by 2013 - 2014 wins with ALLDATA/AutoZone (NYSE:AZO) and Goodyear Tire (NASDAQ:GT) ▪ Opportunity to Achieve Sustainable Net Margins of 20% - 30% at Scale ▪ Debt - free since October 2013 23

Driving Business Performance Questions Thank you. Any Questions? Michael G. Jamieson President & Chief Executive Officer Email : mikej@mamsoft.co.uk Tel: +44 (0) 1226 352900 Charles F. Trapp Executive Vice President & Chief Financial Officer Email: charlie.trapp@mamsoftwaregroup.com Tel: (610) 336 9045 x 240 24